UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2023

AKEBIA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36352	20-8756903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 First Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 871-2098

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AKBA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On May 30, 2023, Akebia Therapeutics, Inc. (the “Company”) issued the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On May 30, 2023, the Company announced that it received a written response from the Office of New Drugs (“OND”) of the U.S. Food and Drug Administration (“FDA”) to the Company’s Formal Dispute Resolution Request (“FDRR”) regarding the Complete Response Letter (“CRL”) received in March 2022 for vadadustat. The letter from the OND stated the Company’s appeal was denied; however, the letter provided a path forward for the Company to resubmit the new drug application (“NDA”) for vadadustat for the treatment of anemia due to chronic kidney disease (“CKD”) for dialysis dependent patients. The letter addressed issues outlined in the CRL, provided feedback and conclusions on those issues and outlined information to be included as part of an overall path forward toward an NDA resubmission, which did not include the generation of additional clinical data.

The CRL raised a concern regarding the increased risk of thromboembolic events, driven by vascular access thrombosis (“VAT”). While not dismissing the potential safety signal, the OND indicated that the extent of the increase in potential risk is not large and it may be a reasonable conclusion that the increase in VAT events can be managed as a labeling issue.

The CRL noted a concern about the risk for drug-induced liver injury (“DILI”) and concern that ongoing monitoring would be less uniformly implemented once commercially available than in the clinical trial. The OND concluded that while DILI remains a concern, the DILI signal appears modest in intensity and is potentially manageable with appropriate monitoring. The OND also acknowledged the Company’s comments that such monitoring is routine among dialysis patients, and therefore rigorous testing consistent with labeled recommendations is likely to be fully implemented. The OND letter states that commercial experience would be highly valuable in considering that DILI can be handled through labeling and that DILI will be an unusual event post-approval. It further advises that data from commercial experience in Japan may prove valuable in further assessing the risk of DILI. Accordingly, the Company plans to include post-approval data from Japan in the NDA resubmission. Notably, based on the safety data the Company has received from its partner in Japan, there have been no reports of DILI in the more than two years that vadadustat has been in the market in Japan.

The OND suggested that the Company request a Type A meeting with the Division to ensure alignment on the contents of the NDA resubmission. The Company plans to request this meeting as soon as possible and expects to resubmit the NDA in the second half of 2023.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 30, 2023, issued by Akebia Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

Statements in this Current Report on Form 8-K regarding the Company’s strategy, plans, prospects, expectations, beliefs, intentions and goals are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended, and include, but are not limited to, statements regarding: the Company’s plans to request a Type A meeting and then resubmit its NDA for vadadustat, including the timing thereof and data to be included therein; Akebia’s expectations on the timing of review of its NDA once resubmitted; the Company’s plans and expectations with respect to commercializing Vafseo in Europe, including the timing thereof; and statements regarding the beliefs about the benefits that vadadustat could provide to patients. The terms “expect,” “intend,” “believe,” “plan,” “goal,” “potential,” “will,” “continue,” derivatives of these words, and similar references are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results, performance or experience may differ materially from those expressed or implied by any forward-looking statement as a result of various risks, uncertainties and other factors, including, but not limited to, risks associated with: decisions made by health authorities, such as the FDA, with respect to regulatory filings; the potential demand and market potential and acceptance of, as well as coverage and reimbursement related to, vadadustat; the results of preclinical and clinical research; the potential therapeutic benefits, safety profile, and effectiveness of vadadustat; the direct or indirect impact of the COVID-19 pandemic on regulators and the Company’s business, operations, and the markets and communities in which the Company and its partners, collaborators, vendors and customers operate; manufacturing, supply chain and quality matters and any recalls, write-downs, impairments or other related consequences or potential consequences; early termination of any of the Company’s collaborations; and the competitive landscape for vadadustat, if approved. Other risks and uncertainties include those identified under the heading “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, and other filings that the Company may make with the U.S. Securities and Exchange Commission in the future. These forward-looking statements (except as otherwise noted) speak only as of the date of this Current Report on Form 8-K, and, except as required by law, the Company does not undertake, and specifically disclaims, any obligation to update any forward-looking statements contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKEBIA THERAPEUTICS, INC.

Date: May 30, 2023	By:	/s/ John P. Butler
	Name:	John P. Butler
	Title:	President and Chief Executive Officer